Provisions	6 Months Ended
Jun. 30, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

11	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2021	383	619	386	558	1,946
Additions	105	110	34	104	353
Amounts utilised	(147)	(275)	(49)	(132)	(603)
Unused amounts reversed	(41)	(74)	(38)	(66)	(219)
Exchange and other movements	12	(10)	(34)	(55)	(87)
At 30 Jun 2022	312	370	299	409	1,390
Contractual commitments[1]
At 31 Dec 2021					620
Net change in expected credit loss provision and other movements					(110)
At 30 Jun 2022					510
Total provisions
At 31 Dec 2021					2,566
At 30 Jun 2022					1,900
1    Contractual commitments include the provision for contingent liabilities measured under IFRS 9 ‘Financial Instruments’ in respect of financial guarantees and the expected credit loss provision on off-balance sheet guarantees and commitments.
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 13. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim); or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. ‘Regulatory matters’ refers to investigations, reviews and other actions carried out by, or in response to, the actions of regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
At 30 June 2022, $123m (31 December 2021: $173m) of the customer remediation provision related to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years. Payments totalling $18m were made during the first six months of 2022, and the provision was decreased by $16m coupled with favourable foreign exchange movements of $16m.
At 30 June 2022, a provision of $83m (31 December 2021: $87m) was held relating to the liability for redress payable to customers following a review of collections and recoveries practices in the UK. During the first six months of 2022, redress payments and incurred operating costs totalled $14m and the provision was increased by $19m and saw favourable foreign exchange movements of $9m.
For further details of the impact of IFRS 9 on undrawn loan commitments and financial guarantees, presented in ‘Contractual commitments’, see Note 12. Further analysis of the movement in the expected credit loss provision is disclosed within the ‘Reconciliation of changes in gross carrying/nominal amount and allowances for loans and advances to banks and customers including loan commitments and financial guarantees‘ table on page 75.